The Power to Deliver Solutions Around the world, leading enterprises rely on Cass for our vertical expertise, processing power, and global payment network to execute critical financial transactions while driving greater control and efficiency across critical business expenses. Q1 2025 INVESTOR PRESENTATION

Forward-Looking Statements Cass at a Glance Financial Performance Revenue & Expenses Balance Sheet Capital Leadership and Shareholder Information TABLE OF CONTENTS 2 3 4 7 10 17 22 23 www.cassinfo.com / © 2025 Cass Information Systems

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties, and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer and business spending; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic fee income, loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the payments and banking industries; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved, and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of original publication of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. This presentation is a high-level summary of our recent and historical financial results and current business developments. For more detailed information, please refer to our press releases and filings with the SEC. FORWARD LOOKING STATEMENTS 3www.cassinfo.com / © 2025 Cass Information Systems

4www.cassinfo.com / © 2025 Cass Information Systems CASS AT A GLANCE

+ Cass is an information services company that processes freight and facility payments for a number of the largest global companies + The information systems business has a 70-year legacy + As a result of its $90B of payments, Cass generates $1B+ of average non-interest bearing float + Cass continues to operate a strong and profitable commercial bank founded in 1906 Note: Balance sheet metrics as of March 31, 2025. Income statement metrics are through period ended March 31, 2025 as indicated. Market. Cap. $550M Assets $2.3B YTD ROE 15.91% TTM NI $21.0M YTD % Fees/ Rev. 57.0% % AVG NIB Funding 70.2% INFORMATION SYSTEMS / PAYMENTS + Transportation information systems provides freight invoice audit and payment services + Facilities expense management provides invoice management, payment and business intelligence for all types of utility and facility related expenses + CassPay provides complex treasury management and payment services for fintech and other payment companies COMMERCIAL BANK + Cass Commercial Bank operates in three primary niches ‒ St. Louis C&I market ‒ Faith based organizations across the U.S. ‒ McDonalds’ franchisees + Strong track record of asset quality $90B Annual payments volume 50M Annual invoice volume $107M TTM fee revenue $1.1B YTD average float $1.1B Loans $1.0B Deposits 1.62% YTD cost of deposits $0 Charge-offs OVERVIEW 5www.cassinfo.com / © 2025 Cass Information Systems

SALE OF TELECOM EXPENSE MANAGEMENT & MANAGED MOBILITY SERVICES (“TEM”) BUSINESS 6www.cassinfo.com / © 2025 Cass Information Systems + On April 7, 2025, the Company signed an Asset Purchase Agreement providing for the sale of its TEM business to Asignet USA Inc. Under the terms of the Asset Purchase Agreement, Asignet will acquire the Company’s TEM business for $18.0 million in cash subject to customary purchase price adjustments and closing conditions. The transaction is expected to close in the second quarter of 2025. + The Company has applied discontinued operations accounting in accordance with FASB Accounting Standards Codification (“ASC”), Topic 205-20, “Presentation of Financial Statements – Discontinued Operations,” to the assets and liabilities being sold related to the Company's TEM Business Unit as of March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024 and for the three- months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, as applicable. All financial information in this investor presentation is reported on a continuing operations basis, unless otherwise noted. + The Company reported income from discontinued operations, net of tax of $415,000 for the quarter ended March 31, 2025 as compared to $88,000 for the quarter ended March 31, 2024 and $434,000 for the quarter ended December 31, 2024 in its first quarter 2025 earnings release. The Company expects to report income from discontinued operations, net of tax of $176,000 for the quarter ended June 30, 2024 and a loss from discontinued operations, net of tax of $91,000 for the quarter ended September 30, 2024 upon filing of future earnings releases and Forms 10-Q.

7www.cassinfo.com / © 2025 Cass Information Systems FINANCIAL PERFORMANCE

Q1 2025 FINANCIAL HIGHLIGHTS 8www.cassinfo.com / © 2025 Cass Information Systems $7.15M $8.97M Q1 '24 Q1 '25 $0.52 $0.66 Q1 '24 Q1 '25 12.66% 15.91% Q1 '24 Q1 '25 NET INCOME DILUTED EPS RETURN ON EQUITY + Net income of $9.0 million, or $0.66 per common share + Increase in net interest margin to 3.75% from 3.26% + Announced signing of Asset Purchase Agreement providing for the sale of the TEM business + Maintained exceptional credit quality, with no non-performing loans or charge-offs + Received $2.0 million as partial consideration in a litigation settlement + Repurchased 116,109 shares of Company stock $36.2M $35.5M Q1 '24 Q1 '25 TOTAL REVENUE TOTAL OPERATING EXPENSE 3.26% 3.75% Q1 '24 Q1 '25 NET INTEREST MARGIN $45.1M $46.4M Q1 '24 Q1 '25

QUARTERLY FINANCIAL PERFORMANCE 9www.cassinfo.com / © 2025 Cass Information Systems $36.2M $38.4M $42.8M $40.4M $35.5M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 $7.15M $4.48M $2.94M $4.59M $8.97M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 12.66% 8.01% 5.04% 7.88% 15.91% Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 1.20% 0.78% 0.50% 0.77% 1.51% Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 TOTAL OPERATING EXPENSE NET INCOME RETURN ON EQUITY ROAA $45.1M $44.0M $46.5M $45.6M $46.4M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 TOTAL REVENUE $0.52 $0.32 $0.21 $0.33 $0.66 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 DILUTED EPS

10www.cassinfo.com / © 2025 Cass Information Systems REVENUE & EXPENSES

FINANCIAL FEES 11www.cassinfo.com / © 2025 Cass Information Systems + Financial fees declined $637,000, or 6.0%, from Q1 2024 due to a 3.3% decline in transportation dollar volumes, which led to a lower average balance of payments in advance of funding of 10.7%. + The Company expects its new working capital solution and other initiatives to increase the average balance of payments in advance of funding in future quarters. $8.94B $9.08B $9.10B $8.99B $8.64B Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 $5.02B $4.75B $5.47B $5.03B $5.82B Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 $194.3M $213.2M $203.0M $201.0M $173.6M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING $10.6M $10.5M $11.M $10.5M $10.0M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 FINANCIAL FEES

PROCESSING FEES 12www.cassinfo.com / © 2025 Cass Information Systems + The change quarter to quarter is generally correlated to transportation and facility invoice volumes. + Processing fees decreased 2.3% as compared to 1Q 2024 primarily due to a decrease in transportation invoice volumes of 4.7%, partially offset by an increase in facility expense invoice volumes of 2.7%. 8.77M 8.88M 9.16M 8.92M 8.36M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 4.11M 4.20M 4.18M 4.09M 4.23M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 $16.9M $16.7M $16.2M $15.7M $16.4M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES

NET INTEREST INCOME 13www.cassinfo.com / © 2025 Cass Information Systems + The net interest margin (NIM) improved 49 basis points from Q1 2024 largely driven by increases in the average yield on loans and investment securities of 55 and 15 basis points, respectively, combined with a decline in the average cost of total deposits of 31 basis points. + The Company generally benefits from a higher interest rate environment due to a large percentage of its funding sources being non- interest bearing. $16.5M $15.9M $17.6M $17.8M $19.3M Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 $2.06B $1.96B $2.00B $2.02B $2.10B Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 3.26% 3.32% 3.55% 3.55% 3.75% Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN

NET INTEREST INCOME (CONTINUED) 14www.cassinfo.com / © 2025 Cass Information Systems + As can be seen in the graph below, the Company’s net interest margin has historically trended above the average 5-year UST. With the rise in short and long-term bond yields over the last 3-4 years, the yield on many of the Company’s fixed rate loans and investment securities is below current market interest rates. If mid and longer-term bond yields remain at or close to current levels, as the Company’s interest-earning assets mature and re-price to current market rates over the coming quarters and years, the Company’s NIM should benefit, thereby increasing net interest income.

PERSONNEL EXPENSE 15www.cassinfo.com / © 2025 Cass Information Systems + Salaries and commissions have declined in recent quarters as a result of a reduction in the average full- time employee count. + Employee profit sharing is tied to the overall level of net income. + The termination of the defined benefit pension plan resulted in a one-time non-cash expense of $3.5 million during Q4 2024. + Other benefits increased primarily due to higher health insurance costs. + Average FTEs declined 3.4% compared to 1Q2024 due to strategic investments in various technology initiatives. Expense 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 Salaries and commissions $19.5 $20.4 $20.5 $19.9 $19.7 Employee profit sharing 1.4 0.9 0.6 1.5 1.5 Share-based compensation 1.2 0.4 0.9 0.5 1.2 Net periodic pension cost 0.2 0.2 0.2 3.6 0.0 Other benefits 4.5 4.3 4.3 4.1 4.9 Total personnel expense $26.8 $26.2 $26.5 $29.6 $27.3 Average full-time equivalent employees (FTEs) 1,044 1,051 1,038 1,008 1,008 ($$ in millions)

NON-PERSONNEL EXPENSE 16www.cassinfo.com / © 2025 Cass Information Systems + Equipment expense has increased as a result of an increase in depreciation expense related to technology projects now in production. + Bad debt expense (recovery) relates to a full write-off of a funding receivable related to a facility client during 2Q2024 and 3Q2024 and a subsequent partial recovery in 1Q2025. + Other expense during Q2 2024 included $1.3 million of late fees incurred on facility transactions as described in the Q2 2024 earnings release. Expense 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 Occupancy expense $0.7 $0.6 $0.7 $0.7 $0.7 Equipment expense 1.8 1.9 2.1 2.3 2.3 Bad debt expense (recovery) 0.0 1.3 6.6 0.0 (2.0) Other expense 6.8 8.3 6.9 7.7 7.2 Total non-personnel expense $9.3 $12.1 $16.3 $10.7 $8.2 ($$ in millions)

17www.cassinfo.com / © 2025 Cass Information Systems BALANCE SHEET

LOANS 18www.cassinfo.com / © 2025 Cass Information Systems + Loans increased $59.9 million, or 10.1%, as compared to December 31, 2024. The Company experienced solid growth in faith-based and other C&I loans during 1Q2025. + The Company has not incurred a loan charge-off since 2015. Portfolio Composition 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Franchise $213.9 $229.6 $237.1 $257.8 $258.5 Faith-Based 387.5 382.2 401.3 394.5 403.5 Leases 126.1 131.4 118.3 122.1 124.3 Other C&I 186.4 187.6 193.1 179.3 229.5 Other CRE 123.0 131.2 128.6 128.3 126.0 Ending Loans $1,037.0 $1,062.0 $1,078.4 $1,082.0 $1,141.8 Loan Yield 5.06% 5.26% 5.40% 5.38% 5.61% ACL/Loans 1.28% 1.28% 1.27% 1.24% 1.25% Net Charge-Offs — — — — — Non-Performing Loans/Loans — — — — — Franchise 23% Faith-Based 37% Leases 11% Commercial and Industrial 18% Commercial Real Estate 11% PORTFOLIO COMPOSITION 3/31/25 ($$ in millions)

INVESTMENT PORTFOLIO COMPOSITION 19www.cassinfo.com / © 2025 Cass Information Systems + All investment securities are classified as available-for-sale. The overall weighted-average repricing term is 4.0 years and the average yield for 1Q2025 was 2.86%. The portfolio had unrealized losses of $52.4 million at March 31, 2025 resulting in a total fair value for the portfolio of $576.5 million. + The asset-backed securities are backed by student loans in the FFELP program with a minimum 97% guaranty by the U.S. Department of Education. Theses securities have long maturities but are floating rate assets. + The corporate bonds are all high investment grade. + The mortgage-backed securities portfolio has an estimated average life of 4.6 years. + 99% of the municipal securities are an investment grade of “A” or higher. PORTFOLIO COMPOSITION (BOOK VALUE) State and Political $182.0M MBS $339.4M Corporate Bonds $72.8M Asset-Backed $34.8M

FUNDING 20www.cassinfo.com / © 2025 Cass Information Systems + For 1Q2025, 70.2% of average funding was non-interest bearing, a strategic advantage in the current interest rate environment. + Average accounts and drafts payable increased $57.9 million, or 5.7%, during 1Q2025 primarily reflective of the increase in facility dollar volumes of 16.1%. AVERAGE DEPOSITS AND ACCOUNTS & DRAFTS PAYABLE FUNDING COMPOSITION $1.4B IN NON- INTEREST FUNDING $1.01B $.98B $1.01B $1.04B $1.07B $1.08B $1.05B $1.03B $1.04B $1.03B Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 AVERAGE DEPOSITS AVERAGE ACCOUNTS & DRAFTS PAYABLE $2.09B $2.03B $2.01B $2.10B$2.08B Int-DDA, MM, Savings $553.7M Non-Interest $363.8M Accts & Drafts Payable $1,016.3M Time Deposits $82.5M

KEY FUNDING POINTS 21www.cassinfo.com / © 2025 Cass Information Systems + Accounts and drafts payable represents float generated by our payments businesses and have proven a very stable source of funding over a long period of time. + Deposits are generated from core Bank and CassPay clients. These deposits almost entirely consist of operating accounts from core faith-based and other C&I clients as well as CassPay clients where the Company generates float. + The average cost of total deposits for the first quarter of 2025 was 1.62%. + The Bank participates in the CDARS and ICS programs offered by Promontory Interfinancial Network, LLC, enabling FDIC insurance up to $100 million on money market accounts and $50 million on certificates of deposit. + There are no brokered deposits or wholesale borrowings. + The Bank has a $219.8 million secured line of credit with the FHLB collateralized by commercial mortgage loans. + The Company has $250.0 million of unused lines of credit collateralized by investment securities.

CAPITAL 22www.cassinfo.com / © 2025 Cass Information Systems + The Company maintains excess capital to support organic balance sheet growth and opportunistic acquisitions + Dividend of $0.31 per share + Cass has continuously paid regularly scheduled cash dividends since 1934 + The Company repurchased 116,109 shares of Company stock during Q1 2025 at a weighted average price of $42.86 Tier 1 leverage ratio at 3/31/25 10.39% Common equity tier 1 risk- based ratio at 3/31/25 14.11% Tier 1 risk-based ratio at 3/31/25 14.11% Total risk-based ratio at 3/31/25 14.94%

LEADERSHIP AND SHAREHOLDER INFORMATION 23www.cassinfo.com / © 2025 Cass Information Systems

BOARD OF DIRECTORS 24 Eric H. Brunngraber Chairman Ralph W. Clermont Retired Managing Partner, KPMG LLP, Saint Louis, Missouri Robert A. Ebel Retired Chief Executive Officer, Universal Printing Company Wendy J. Henry Retired Managing Partner, BKD, LLP James J. Lindemann Retired Executive Vice President, Emerson Sally H. Roth Retired Area President — Upper Midwest, Regions Bank Joseph D. Rupp Lead Director and Retired Chairman, President, and Chief Executive Officer, Olin Corporation Randall L. Schilling Chief Executive Officer, OPO Startups, LLC Franklin D. Wicks, Jr., Ph.D. Retired Executive Vice President and President, Applied Markets, Sigma-Aldrich Benjamin F. (Tad) Edwards, IV Chairman, Chief Executive Officer, and President, Benjamin F. Edwards & Company www.cassinfo.com / © 2025 Cass Information Systems Ann W. Marr Retired Executive Vice President of Global Human Resources, World Wide Technology Martin H. Resch President and Chief Executive Officer

LEADERSHIP COUNCIL 25www.cassinfo.com / © 2025 Cass Information Systems Cory J. Bricker Senior Vice President and President - CassPay Dwight D. Erdbruegger President and Chief Operating Officer, Cass Commercial Bank Ross M. Miller Senior Vice President and President - TouchPoint Martin H. Resch President and Chief Executive Officer Todd J. Wills Senior Vice President and President - Utility Expense Management Mark A. Campbell Senior Vice President and President – Government Payables Carl N. Friedholm Senior Vice President and President - Telecom Expense Management Sean M. Mullins Vice President – Chief Information Security Officer Jeanne M. Scannell Chief Credit Officer - Cass Commercial Bank James M. Cavellier Executive Vice President and Chief Information Officer Nicole M. Jennings Vice President - Chief Operational Risk Management Officer Michael J. Normile Executive Vice President and Chief Financial Officer Matthew S. Schuckman Executive Vice President, General Counsel, and Corporate Secretary Sarah J. Duran Vice President – Internal Audit Teresa D. Meares Senior Vice President and President - Waste Expense Management Christi A. Reiter Senior Vice President - Human Resources Anthony G. Urban Executive Vice President - Transportation Information Services

SHAREHOLDER INFORMATION 26www.cassinfo.com / © 2025 Cass Information Systems CORPORATE HEADQUARTERS Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 Saint Louis, Missouri 63131 314.506.5500 www.cassinfo.com INVESTOR RELATIONS ir@cassinfo.com COMMON STOCK The company’s common stock trades on the NASDAQ stock market under the symbol CASS. INDEPENDENT AUDITORS KPMG LLP 10 South Broadway, Suite 900 Saint Louis, Missouri 63102 TRANSFER AGENT Shareholder correspondence should be mailed to: Computershare P.O. Box 43006 Providence, RI 02940-3006 Overnight correspondence should be mailed to: Computershare 150 Royall St, Suite 101 Canton, MA 02021 SHAREHOLDER WEBSITE www.computershare.com/investor SHAREHOLDER ONLINE INQUIRIES www-us.computershare.com /investor/Contact TOLL-FREE PHONE 866.323.8170

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